Government grants	12 Months Ended
Mar. 27, 2021
Government Grants [Abstract]
Government Grants [Text Block]

18.	Government grants
In response to the
COVID-19
pandemic, various government programs have been announced to provide financial relief for affected businesses.
The Government of Canada announced the CEWS program in April 2020. CEWS provides a wage subsidy on eligible paid compensation, subject to limits per employee, to eligible employers based on certain criteria, including demonstration of certain revenue declines as a result of
COVID-19.
The Company has determined that it had qualified for this subsidy for certain intermittent periods in fiscal 2021 and has, accordingly, applied for the CEWS for said periods. For the fiscal year ended March 27, 2021, the Company has recognized $1.4 million of CEWS which has been recorded as a reduction to the eligible employee compensation expense incurred by the Company during this period (within selling, general, and administrative expenses). As at March 27, 2021, $1.0 million of CEWS has been collected and $0.4 million is included within Account Receivable on the consolidated balance sheet.

The Government of Canada announced the CERS program in October 2020. CERS provides a rent subsidy for eligible property expenses, such as occupancy costs, based on certain criteria and is proportional to revenue declines as a result of
COVID-19.
The Company has determined that it had qualified for this subsidy for certain intermittent periods in fiscal 2021. The Company expects to complete the filing requirements and application to the CERS in the first quarter of fiscal 2022. For the fiscal year ended March 27, 2021, the Company has recognized $0.5 million of CERS and has recorded it as a reduction to the eligible occupancy expense incurred by the Company during this period (within selling, general and administrative expenses). As at March 27, 2021, nil of CERS has been collected and $0.5 million is included within Account Receivable on the consolidated balance sheet.